SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________


                                    Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ____________


                        March 27, 1997 (August 29, 1996)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


           Delaware                    1-11402                    22-3059335
    (State or other jurisdiction  (Commission File No.)        (I.R.S. Employer
    of incorporation or organization)                    Identification Number)

      339 Jefferson Road
    Parsippany, New Jersey                                          07054
    (Address of principal executive                               (Zip Code)
           office)




                                 (201) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.   Other Events

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K of HFS Incorporated (the "Registrant") dated August 29, 1996 for purposes of amending and restating certain historical financial statements of an acquired company and pro forma financial information of the Registrant previously filed.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit
   No.    Description
-------   ---------------------------------------------------------------------

23.1      Consent of Price Waterhouse LLP

99.1 Pro forma financial statements of the Registrant as of and for the six months ended June 30, 1996 and for the year ended December 31, 1995, including the proposed acquisition of Avis, Inc.

99.2 The audited consolidated statements of financial position of Avis, Inc. and its subsidiaries at February 29, 1996 and February 28,1995, and the related consolidated statements of operations, of changes in stockholders' equity, of changes in redeemable preferred stock, and of cash flows for each of the three years in the period ended February 29, 1996.

99.3 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at May 31, 1996 and for the three months ended May 31, 1996 and 1995.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HFS INCORPORATED



                                        By:   /s/ Michael P. Monaco
                                        Michael P. Monaco
                                        Vice Chairman
                                        and Chief Financial Officer


Date: March 27, 1997

                              HFS INCORPORATED
                         CURRENT REPORT ON FORM 8-K
               Report Dated March 27, 1997 (August 29, 1996)


                                EXHIBIT INDEX


Exhibit
   No.    Description                                             Page No.
-------   -------------------------------------------------       --------

  23.1    Consent of Price Waterhouse  LLP

  99.1 Pro forma financial statements of the Registrant as of and for the six months ended June 30, 1996 and for the year ended December 31, 1995, including the proposed acquisition of Avis, Inc.

  99.2 The audited consolidated statements of financial position of Avis, Inc. and its subsidiaries at February 29, 1996 and February 28,1995,and the related consolidated statements of operations, of changes in stockholders' equity, of changes in redeemable preferred stock, and of cash flows for each of the three years in the period ended February 29, 1996.

  99.3 The unaudited consolidated financial statements of Avis, Inc. and its subsidiaries at May 31, 1996 and for the three months ended May 31, 1996 and 1995.